UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

TRONOX HOLDINGS PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough Grimsby, North East Lincolnshire, DN40 2PR, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 9, 2021, Tronox Holdings plc (the “Company”) issued a press release with respect to the matters described below in Item 8.01 and certain other matters, which is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On November 9, 2021, the Company announced that the Company’s Board of Directors has authorized the repurchase of up to $300 million of the Company’s ordinary shares, par value $0.01 per share (the “ordinary shares”), through February 2024. Under the repurchase program, the Company is authorized to repurchase ordinary shares through open market purchases or otherwise in accordance with applicable federal securities laws, including through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. The repurchase program does not obligate the Company to acquire any particular amount of its ordinary shares and the program may be modified, suspended or discontinued at any time at the Company’s discretion.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: November 9, 2021	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary